UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008 (April 1, 2008)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2008 Long-Term (Equity) and Short-Term (Cash Bonus) Compensation for Named Executive Officers.

General

Effective April 1, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Amedisys, Inc. (“Amedisys” or the “Company”) approved and authorized the following:

(a)	2008 short-term incentive (performance-based) compensation opportunities of the Company’s named executive officers and (ii) an additional discretionary cash bonus opportunity during 2008 for all Amedisys employees, including the Company’s named executive officers, in order to encourage the successful integration of the agencies acquired in the acquisition of TLC Health Care Services, Inc.; and

(b)	2008 long-term incentive (performance-based) compensation, after ratification by the Amedisys Board of Directors, for the Company’s named executive officers, which compensation includes awards of Restricted Stock Units (“RSUs”), 40% of the total value of which is in the form of time-vesting RSUs and 60% of the total value of which is subject to performance-based grant conditions.

2008 NEO Cash Bonus Opportunities

The following Amedisys named executive officers (collectively, the “NEOs”) are eligible to receive performance-based cash bonuses for 2008 as described below:

William F. Borne – Chief Executive Officer

Larry R. Graham – Chief Operating Officer and President

Dale E. Redman – Chief Financial Officer

Alice Ann Schwartz – Chief Information Officer

Jeffrey D. Jeter – Chief Compliance Officer

The performance objective used to determine payments for 2008 is the overall corporate performance measure of earnings per share (“EPS”). Based on Amedisys’ EPS for fiscal year 2008 (to be reported in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2008), each NEO may earn from 50% to 150% of their target incentive bonus opportunity, which is expressed as a percentage of their base salary. Specifically, Mr. Borne’s target incentive bonus opportunity is 100% of his 2008 base salary ($750,000), Mr. Graham’s target incentive bonus opportunity is 75% of his 2008 base salary ($550,000) and each of Mr. Redman’s, Ms. Schwarz’s and Mr. Jeter’s target incentive bonus opportunity is 50% of his or her 2008 base salary ($375,000, $350,000 and $180,000, respectively).

The Compensation Committee has established specific threshold, target and maximum EPS performance goals that will determine whether the NEOs will be eligible to receive a bonus and, if so, the specific percentage of their target incentive bonus opportunity, from 50% to 150% on a pro rata basis, that will be awarded. The NEOs are not eligible to receive a cash bonus if Amedisys’ 2008 fiscal year EPS is below the threshold amount. The Amedisys Board of Directors may exercise discretion to reduce, but not increase, each NEO’s incentive target bonus opportunity based upon individual performance.

The specific threshold, target and maximum EPS performance goals are considered confidential and constitute competitively sensitive financial information. The EPS performance goals will be disclosed in an amendment to this Current Report on Form 8-K filed contemporaneously with the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2008.

Establishment of the objective performance goal of EPS is intended to permit Amedisys to qualify for the exception from Internal Revenue Code Section 162(m) for performance-based compensation.

In determining the 2008 award levels for each NEO, the Compensation Committee reviewed competitive data regarding annual incentive levels and consulted with the Compensation Committee’s independent compensation consultant.

In addition, the Compensation Committee approved an additional discretionary cash bonus opportunity in 2008 for all Amedisys’ employees, including the NEOs, in order to encourage the successful integration of the agencies acquired in the acquisition of TLC Health Care Services, Inc.

2008 NEO Equity Awards

Effective as of April 1, 2008, the Compensation Committee approved the 2008 awards of RSUs to (i) Mr. Borne with an initial value of 200% of his 2008 base salary, (ii) Mr. Graham with an initial value of 175% of his 2008 base salary, (iii) Mr. Redman and Ms. Schwartz with an initial value of 100% of their respective 2008 base salaries and (iv) Mr. Jeter with an initial value of 50% of his 2008 base salary. Each RSU represents a contingent right to receive one share of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

40% of the RSUs awarded (the “Time-Vested RSUs”) will vest in one-third increments on April 1, 2008, April 1, 2009 and April 1, 2010, provided that the particular NEO is still employed by Amedisys on the vesting date. On the grant date, Mr. Borne received 14,504 Time-Vested RSUs, Mr. Graham received 9,307 Time-Vested RSUs, Mr. Redman received 3,626 Time-Vested RSUs, Ms. Schwartz received 3,384 Time-Vested RSUs and Mr. Jeter received 871 Time-Vested RSUs. Each Time-Vested RSU grant amount was determined by dividing a number equal to 40% of the initial grant value of each NEO’s RSU award by the closing price of the Common Stock on April 1, 2008. The shares of Common Stock underlying vested Time-Vested RSUs will be delivered to the NEOs on April 1, 2013.

The remaining 60% of the RSUs awarded (the “Performance-Based RSUs”) are subject to performance-based grant conditions. The performance objective used to determine the number of Performance-Based RSUs to be granted is EPS, and the Compensation Committee has established specific threshold, target and maximum EPS performance goals that will determine whether the NEOs will be eligible to receive a grant of Performance-Based RSUs and, if so, the specific number of Performance-Based RSUs that will be awarded (which will equal 50% to 100%, on a pro rata basis, of the initial value of such Performance-Based RSUs divided by the closing price of the Common Stock on April 1, 2008). Amedisys’ 2008 fiscal year EPS will not be determinable until the date that it files its Annual Report on Form 10-K for the year ending December 31, 2008 (the “Determination Date”). As such, the number of Performance-Based RSUs granted, as well as the specific threshold, target and maximum EPS performance goals, will be disclosed in an amendment to this Current Report on Form 8-K filed on or shortly after the Determination Date. The number of Performance-Based RSUs granted will also be disclosed on a Form 4 filed by each NEO.

The Performance-Based RSUs will vest in one-third increments on April 1, 2008, April 1, 2009 and April 1, 2010, provided that the particular NEO is still employed by Amedisys on the vesting date. The shares of common stock underlying vested Performance-Based RSUs will be delivered to the NEOs on April 1, 2013.

Each of the foregoing equity awards is conditioned upon the approval, within one year of the date of award, by the Company’s stockholders of either the adoption by the Company of a new equity compensation plan (providing for such awards) or of an extension to the duration of the Company’s existing stock plan.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure

On April 3, 2008, Amedisys issued a press release announcing the financial result release dates for the quarters ended March 31, 2008, June 30, 2008 and December 31, 2008. A copy of the press release is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Shell Company Transactions.

Not applicable

(d)	Exhibits.

99.1 Press Release Dated April 3, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amedisys, Inc.

Date: April 7, 2008	By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated April 3, 2008